Risk management - Financial assets and liabilities (Details) $ in Millions, $ in Millions	Sep. 30, 2022 COP ($)	Sep. 30, 2022 USD ($)	Dec. 31, 2021 COP ($)	Dec. 31, 2021 USD ($)	Sep. 30, 2021 COP ($)	Dec. 31, 2020 COP ($)
Risk management
Cash and cash equivalents	$ 12,917,748		$ 14,549,906		$ 10,086,787	$ 5,082,308
Other financial assets	$ 3,199,418		$ 2,934,734
USD$ Million
Risk management
Cash and cash equivalents		$ 454		$ 388
Other financial assets		1,078		408
Trade receivables and payables		196		423
Loans and borrowings		(15,886)		(15,514)
Other assets and liabilities		2		702
Net liability position		$ (14,156)		$ (13,593)